AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                        AMERICAN TECHNICAL CERAMICS CORP.

                                       AND

                                    DAVID OTT


     The Employment Agreement, dated as of January 1, 2001 (the "Agreement"), between American Technical Ceramics Corp., a Delaware corporation (the
"Company"),  and  David  Ott  is  hereby  amended  as  follows:

     1. The first sentence of Paragraph 4(b) of the Agreement is hereby amended in its entirety to read as follows:

            "During the Employment Period, Employee shall also be entitled to participate in the Company's Officers' Profit Bonus Plan (the "Plan")."

     2. Paragraph 6(c) of the Agreement is hereby amended in its entirety to read as follows:

            "If Employee's employment by the Company pursuant to this Agreement is terminated prior to the expiration of the Employment Period for any reason other than any of the reasons set forth in Paragraph 6(a), or for no reason, then, provided Employee continues to abide by the provisions of
            Section 7, 8 and 9 of this Agreement, the Company shall continue to pay to Employee his base salary at the rate and at the times provided in Section 4(a) hereof for a period of one year from the date upon which such termination shall take effect."

     3.     As amended hereby, the Amendment remains in  full force and effect.


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     IN  WITNESS  WHEREOF, the parties have executed this Agreement effective as of  January  1,  2001.

                                    AMERICAN  TECHNICAL  CERAMICS  CORP.

                                    By:
                                       ---------------------------------------
                                       Kathleen  M.  Kelly
                                       Vice  President,  Administration



                                       ---------------------------------------
                                       David  Ott


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